The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $21,184
Janus Government Money Market Fund $2,828
Janus Tax-Exempt Money Market Fund $1,117

Institutional Class
Janus Money Market Fund $126,083
Janus Government Money Market Fund $13,263
Janus Tax-Exempt Money Market Fund $1,088

Service Class
Janus Money Market Fund $645
Janus Government Money Market Fund $1,731
Janus Tax-Exempt Money Market Fund $2


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Investor Class
Janus Money Market Fund $0.0079
Janus Government Money Market Fund  $0.0072
Janus Tax-Exempt Money Market Fund $0.0064

Institutional Class
Janus Money Market Fund $0.0121
Janus Government Money Market Fund $0.0117
Janus Tax-Exempt Money Market Fund $0.0106

Service Class
Janus Money Market Fund $0.0096
Janus Government Money Market Fund $0.0092
Janus Tax-Exempt Money Market Fund $0.0081

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund - 2,197,167
Janus Government Money Market Fund  - 313,691
Janus Tax-Exempt Money Market Fund - 140,087

Institutional Class
Janus Money Market Fund - 9,141,167
Janus Government Money Market Fund - 775,826
Janus Tax-Exempt Money Market Fund - 73,039

Service Class
Janus Money Market Fund - 60,326
Janus Government Money Market Fund - 190,913
Janus Tax-Exempt Money Market Fund - 91

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund  $1.00
Janus Tax-Exempt Money Market Fund $1.00

Institutional Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund $1.00
Janus Tax-Exempt Money Market Fund $1.00

Service Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund $1.00
Janus Tax-Exempt Money Market Fund $1.00